SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☒ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

Definitive additional materials

Soliciting material pursuant to Rule 14a-12

Virtus Opportunities Trust

Registration Nos. 811-07455 and 033-65137

(Name of Registrant as Specified in Its Charter/Declaration of Trust)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Virtus Mutual Funds C/O State Street Bank & Trust Co PO Box 8301 Boston, MA 02266-8301	Toll Free 800-243-1574 Virtus.com

May 28, 2013

Dear Shareholder:

Virtus International Equity Fund (the “Fund”) a series of Virtus Opportunities Trust (the “Trust”), will hold a special meeting of shareholders at 2 p.m. Eastern time, on July 9, 2013, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposal being presented by the Board of Trustees of the Trust.

The close of business on May 22, 2013 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Shareholders of the Fund are being asked to appoint a new subadviser to the Fund by approving a new Subadvisory Agreement between Virtus Investment Advisers, Inc., the Fund’s Investment Adviser, and Euclid Advisors LLC. Details about the proposal are included in the enclosed Proxy Statement, which also provides information about the voting process and the shareholder meeting.

The Board of Trustees has carefully assessed the proposal, and unanimously recommends that shareholders vote FOR the proposal. To confirm the Board’s recommendation, please vote FOR the proposal on the enclosed proxy card.

YOUR VOTE COUNTS AND DELAYING TO VOTE CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

This letter has been prepared solely for the information of existing shareholders.

This letter is not authorized for distribution to prospective investors.

VIRTUS INTERNATIONAL EQUITY FUND

A SERIES OF VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on July 9, 2013

To the Shareholders of Virtus International Equity Fund:

NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Virtus International Equity Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on July 9, 2013 at 2:00 p.m. Eastern Time and any adjournments thereof (the “Meeting”) for the following purposes:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. (“VIA”), and Euclid Advisors LLC (the “Subadviser”).

2.	To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on May 22, 2013, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.

Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:

•	Through the Internet – log on at the Internet address provided on the proxy card

•	By telephone – call the toll-free number listed on the proxy card

•	By mail – using the enclosed Proxy Card(s) and postage paid envelope

•	In Person – at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.

By order of the Board of Trustees

Kevin J. Carr

Title: Secretary

Virtus Opportunities Trust

May 28, 2013

Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately follow this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr.,
Executor

VIRTUS INTERNATIONAL EQUITY FUND

A SERIES OF VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

(800) 243-1574

SPECIAL MEETING OF SHAREHOLDERS

To be held on July 9, 2013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus International Equity Fund (the “Fund”), which is a series of Virtus Opportunities Trust (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at 100 Pearl Street, Hartford, CT 06103 on July 9, 2013 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. (“Virtus”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about June 4, 2013 or as soon as practicable thereafter. The close of business on May 22, 2013 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes: Class A –             , Class C –             and Class I –             .

A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 8301, Boston, MA 02266-8301. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $            . The costs associated with this Proxy Statement will be paid by Virtus or one of its affiliates.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the

Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.

Thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but such proxy is not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For all of the proposals contained in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.

Separate votes are taken by each share class only if a matter affects or requires the vote of only that class or that class’s interest in the matter differs from the interest of the other classes. The proposal contained in this Proxy Statement will be voted on by all of the Fund’s shareholders voting together.

BOARD OF TRUSTEES RECOMMENDATION

The Board of Trustees met on May 14, 2013 to discuss the proposal contained in this Proxy Statement. The Board voted unanimously to approve the proposal. The Board of Trustees recommends that you vote “FOR” the proposal contained in this Proxy Statement.

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PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT

WITH EUCLID ADVISORS LLC

I. Introduction

Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) serves as investment adviser to the Fund, pursuant to an investment advisory agreement between VIA and the Fund, as amended on September 14, 2010. Pyrford International Ltd. (“Pyrford”) was appointed as investment subadviser to the Fund pursuant to a subadvisory agreement dated September 14, 2010, between VIA and Pyrford, which was approved by the sole initial shareholder of the fund on [September 14, 2010]. The Board, including a majority of the independent Trustees, last renewed the investment advisory agreement (the “Advisory Agreement”) between VIA and the Fund, and the investment subadvisory agreement (the “Previous Subadvisory Agreement”) between VIA and Pyrford, at a meeting held on November 15, 2012.

In the role of Adviser to the Fund, VIA regularly monitors the performance of the subadviser and has the responsibility to recommend to the Board of Trustees of the Trust the hiring, termination and replacement of subadvisers. Pyrford recently provided notice to VIA that it would terminate its service as subadviser to the Fund effective June 9, 2013. In connection with that notice the Adviser recommended to the Board of Trustees of the Trust that the Fund appoint Euclid Advisors, LLC (the “Subadviser” or “Euclid”), which has a strong performance history in managing international equity products similar to the Fund, as the new subadviser to the Fund.

At a special meeting of the Board of Trustees of the Trust held on May 14, 2013, the Trustees (including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Disinterested Trustees”)) approved an interim subadvisory agreement between VIA and Euclid, an affiliate of VIA, with respect to the Fund (the “Interim Subadvisory Agreement”). In connection with Pyford’s resignation effective June 9, 2013 the Board decided to appoint Euclid as subadviser to the Fund effective May     , 2013 under the Interim Subadvisory Agreement and terminate the Previous Subadvisory Agreement on that date. The Interim Subadvisory Agreement has a term of the earlier of 150 days or the date on which a new subadvisory agreement is entered into.

The Board of Trustees subsequently approved and recommended for shareholder approval a new investment subadvisory agreement between VIA and the Subadviser, with respect to the Fund (the “Subadvisory Agreement”). If approved by the shareholders, the Subadvisory Agreement will become effective on             , 2013. As discussed below, the Subadvisory Agreement and the Interim Subadvisory Agreement are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement, and certain other exceptions. As with the Previous Subadvisory Agreement, the Fund does not pay the subadvisory fee under the Subadvisory Agreement or the Interim Subadvisory Agreement. The

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Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement will not change.

Under the Subadvisory Agreement and the Interim Subadvisory Agreement, the Subadviser will take over management of the Fund’s assets using the Subadviser’s investment process, which is driven by bottom-up fundamental research and informed by top-down macro views. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the Subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation. In evaluating securities for inclusion in the Fund, the Subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities.

II. The Previous, Interim and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect until December 31, 2011, and would continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approved its continuance at least annually. The Previous Subadvisory Agreement would be subject to termination by VIA or Pyrford upon 30 days’ written notice and would terminate automatically in the event of its assignment.

The Previous Subadvisory Agreement obligated Pyrford to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Pyrford; (iii) vote all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund; and (iv) perform certain limited related administrative functions in connection therewith.

The Previous Subadvisory Agreement also generally provided that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of Pyrford, Pyrford would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, the Adviser paid a subadvisory fee to Pyrford, consisting of a monthly fee computed at the rate of 50% of the net advisory fee as calculated based on the average daily net assets of the Fund. In computing the fee to be paid to Pyrford, the net asset value of the Fund is calculated as set forth in the

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then current registration statement of the Fund. For the fiscal year ended September 30, 2012, the Adviser paid Pyrford $59,792 in aggregate subadvisory fees.

The Interim Subadvisory Agreement

The terms of the Interim Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement, and certain other exceptions. The Interim Subadvisory Agreement provides that it will remain in effect for no greater than 150 days or until the Board of Trustees, including a majority of the Disinterested Trustees, approves a new subadvisory agreement. The Interim Subadvisory Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Disinterested Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, upon 30 days’ prior written notice to the Subadviser. The Interim Subadvisory Agreement will also terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Fund is assigned or terminated for any other reason.

The New Subadvisory Agreement

The terms of the new Subadvisory Agreement and the Subadviser’s obligations thereunder are substantially similar to the Previous Subadvisory Agreement, except for the subadviser, the effective date and term of the Agreement, and certain other exceptions. The Subadvisory Agreement provides that it will remain in effect until December 31, 2014, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Disinterested Trustees, specifically approves its continuance at least annually. Like the Previous Subadvisory Agreement, the Subadvisory Agreement would be subject to termination by VIA or the Subadviser upon 30 days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Advisory Agreement with VIA.

The Subadvisory Agreement would provide that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the Subadvisory Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Fund, except for willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the Subadvisory Agreement, except to the extent otherwise provided by law.

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Subadvisory Fee

Under the Subadvisory Agreement, VIA will pay a subadvisory fee to the Subadviser consisting of a monthly fee computed at the rate of 50% of the net advisory fee as calculated based on the average daily net assets of the Fund. This is identical to the fee under the Previous Subadvisory Agreement, so there will be no change to either the advisory or subadvisory fee under the Subadvisory Agreement. The fees paid under the Previous Subadvisory Agreement for the last fiscal year are identical to what would have been paid if the Subadvisory Agreement would have been in effect over that time period. The fees shall be prorated for any month during which the Subadvisory Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Fund shall be calculated as set forth in the then current registration statement of the Fund.

As with the Previous Subadvisory Agreement, the Fund does not pay the subadvisory fee under the Subadvisory Agreement. The Advisory Agreement between the Trust and the Adviser relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement will not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees paid under the Subadvisory Agreement.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned indirect subsidiary of Virtus Investment Partners, Inc. (“Virtus”). Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of March 31, 2013, Virtus’ affiliated investment advisers had in aggregate approximately $51.2 billion in assets under management.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Mutual Funds’ shares. The Fund paid VP Distributors $1,853 during the last fiscal year for performing these services for the Fund. The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent and transfer agent for the Virtus Mutual Funds. Prior to January 1, 2013, VP Distributors acted as administrative agent for the Virtus Mutual Funds. The Fund paid VP Distributors $28,725 during the last fiscal year for performing these services for the Fund. The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103.

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VIA acts as the investment adviser for over 50 mutual funds and as adviser to institutional clients. VIA has acted as an investment adviser for over 70 years. As of March 31, 2013, VIA had approximately $34.4 billion in assets under management. VIA currently serves as investment adviser to one other fund that is managed similarly to the Fund. For the fiscal year ended September 30, 2012, VIA was paid $170,435 in aggregate investment advisory fees for its services with regard to the Fund.

The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except for Mr. Angerthal) also serve as Officers of the Trust: George R. Aylward, President; Francis G. Waltman, Senior Vice President; Michael A. Angerthal, Chief Financial Officer; and Kevin J. Carr, Vice President and Clerk.

MORE INFORMATION ABOUT THE SUBADVISER

Euclid Advisors LLC is located at 100 Pearl Street, Hartford, CT 06103. The Subadviser is registered as an investment adviser under the Investment Advisers Act of 1940, and is a wholly-owned indirect subsidiary of Virtus. Founded in 1997, the Subadviser serves as subadviser to mutual funds. As of March 31, 2013, the Subadviser had $7.3 billion of assets under management.

The following individual will serve as portfolio manager of the Fund under the Subadvisory Agreement:

•

Frederick A. Brimberg is Senior Managing Director and Senior Portfolio Manager at Euclid (since July 2012). Prior to joining Euclid, he was Senior Vice President and international portfolio manager at Avatar Associates (2006 to 2012), where he started the international strategy in 2006. Earlier, he was vice president and portfolio manager at ING Investment Management with a focus on the international separately managed account product. Mr. Brimberg’s career spans 30-plus years in investment management, trading, and capital markets, with various positions at Lexington Management, Brimberg & Co., and Lehman Brothers Kuhn Loeb Inc.

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The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above:

Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
George R. Aylward	President & Chairman	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); and Trustee (since 2006), Virtus Mutual Fund Complex (48 portfolios).

Michael A. Angerthal	Executive Vice President & Treasurer	Executive Vice President, Chief Financial Officer and Treasurer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Chief Financial Officer (2005-2008), CBRE Realty Finance (commercial real estate specialty finance company).

Timothy J. Branigan	Vice President & Chief Compliance Officer	Vice President and Chief Compliance Officer (since March 2013), Euclid Advisors LLC, Newfound Investments, LLC and Zweig Advisers LLC; Senior Compliance Officer (2011-2013), Virtus Investment Partners, Inc.; Officer, Senior Paralegal (2010- 2011), Associate II, Paralegal (2008-2010), Senior Reporting and Compliance Specialist (2007 to 2008) and Associate I, Reporting and Compliance Specialist (2007), State Street Bank and Trust Company.

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Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
Frederick A. Brimberg	Senior Managing Director & Senior International Portfolio Manager	Senior Managing Director and Senior International Portfolio Manager (since July 2012), Euclid Advisors LLC; Senior Vice President and International Portfolio Manager (2006-2012), Avatar Associates; Vice President and Portfolio Manager (2000-2005), ING Investment Management.

Kevin J. Carr	Senior Vice President & Secretary	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Vice President, Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex (48 portfolios); Vice President, Chief Legal Officer, Counsel and Secretary (since 2010), Virtus Variable Insurance Trust (9 portfolios); Senior Vice President and Assistant Secretary (since 2013), Vice President and Assistant Secretary (2012-2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011-2012), Virtus Closed-End Funds (2 portfolios); Senior Vice President and Assistant Secretary (since 2013), Vice President and Assistant Secretary (2012), Secretary and Chief Legal Officer (2005-2012), The Zweig Funds (2 portfolios); Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.

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Name	Positions Held With the Subadviser	Principal Occupations During the Last Five Years
John Creswell	Senior Managing Director	Senior Managing Director (since August 2012), Euclid Advisors LLC; Head of U.S. Consultant Relations and Intermediary Business Development (2009-2012), BNP Paribas Investment Partners; Managing Director (1997-2009), Nuveen Investments; Senior Associate (1994-1997), Ernst & Young.

Mark S. Flynn	Executive Vice President, General Counsel and Assistant Secretary	Executive Vice President, General Counsel, Chief Compliance Officer and Secretary, Virtus Investment Partners, Inc. and/or certain of its subsidiaries (since 2011); Chief Legal Officer and Corporate Secretary, (2007-2011), iBasis, Inc. (international wholesale telecom carrier).

Francis G. Waltman	Executive Vice President	Executive Vice President, Product Development (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2008), Virtus Mutual Fund Complex (48 portfolios); Senior Vice President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Senior Vice President (since 2011), Virtus Closed-End Funds (2 portfolios).

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The Subadviser serves as investment adviser to the following registered funds that have an investment objective similar to that of the Fund:

Name	Total Assets Under Management (3/31/13)	Subadvisory Fee
Virtus Balanced Fund (international equity portion only)	$87.6 million	50% of net advisory fee (equity portion only)
Virtus Tactical Allocation Fund (international equity portion only)	$16.1 million	50% of net advisory fee (equity portion only)

The Subadviser has not waived or reduced its fees under the applicable contract for the above named funds.

Basis for the Board’s Recommendation

The Board believes that Fund shareholders can benefit from management of the Fund’s assets by the Subadviser, which has a strong performance history from its international equity investment strategies. Strategic moves by the Subadviser have positioned it to be able to broaden its investment services. By adding an experienced international equity investment team, the Subadviser is capable of providing reliable international investment services and allow the Fund to increase assets and potentially reduce expenses.

The Subadviser will manage the Fund in a similar manner as Pyrford, although it expects to invest in American Depositary Receipts (ADRs) in appropriate circumstances, as well as directly in foreign securities. There will be no change to the principal risks of investing in the Fund as managed by the Subadviser. Following is a comparison of the Fund’s investment strategies upon the change from Pyrford to the Subadviser:

Pyrford	Subadviser
Under normal circumstances, at least 80% of the fund’s assets are invested in equity securities of issuers located outside the United States, including issuers in emerging markets countries. The fund intends to diversify its investments among countries and sectors. The fund’s policy of investing 80% of its assets in foreign equity securities may be changed only upon 60 days’ written notice to shareholders.	Under normal circumstances, the fund invests at least 80% of its assets in common stocks of foreign issuers, including issuers in emerging market countries, and may invest in issuers of any size. The fund’s allocation to non-U.S. securities may be done through American Depositary Receipts (ADRs).

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Pyrford	Subadviser

The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts (ADRs). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

The subadviser uses a value-driven, absolute return approach to investing. The subadviser’s process is a mixture of country allocation and stock selection, with a recognition that a significant proportion of long-term performance and risk reduction will come from the country allocation decision.

The first stage in the decision process is country allocation. The subadviser makes five-year earnings projections for the equity markets in its investment universe to determine the relative value across markets. The process involves integrating many sources of information with emphasis on in-house research expertise. From that data analysis the subadviser derives the fund’s country allocation strategy.

At the country level the subadviser seeks to heavily overweight countries that provide good value relative to their long-term prospects and underweight or avoid countries that do not. The subadviser believes that this approach produces long-term investment returns characterized by very low absolute volatility and excellent downside protection. The subadviser does not invest in any country which does not satisfy its minimum requirements in relation to accounting standards, investor protection and political stability.

The subadviser’s process is driven by bottom-up fundamental research and informed by top-down macro views. Generally, the fund invests in non-U.S. issuers having capitalizations that fall within the range of companies included in the MSCI EAFE® Index; however, the fund may invest in medium and small capitalization issuers as well. As of its most recent semi-annual index review, effective December 3, 2012, the market capitalization of companies included in the MSCI EAFE® Index was $507 million to $216 billion. Top-down research is utilized to make global and regional decisions, country selection, and sector selection. As part of the process, the subadviser takes into account, among other things, monetary policy, geo-political factors, direction of interest rate movements, economic growth and outlook, and valuation.

In evaluating securities for inclusion in the fund, the subadviser applies a Cash Flow Return on Capital approach to valuation as well as fundamental analysis to assess the financial strength, franchise quality, and management capabilities of individual securities.

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Pyrford	Subadviser
Following the country allocation decision the subadviser utilizes a disciplined, bottom-up process to find individual stock value. The subadviser attempts to identify companies that are fairly valued or undervalued in relation to their potential long-term earnings growth. The subadviser looks for well-priced companies that are leaders in their industry, have superior management, a sound capital structure and a stable and rising level of return on equity. The security selection process includes sophisticated screening techniques, rigorous financial analysis and face-to-face interviews with company executives.

In evaluating, approving and recommending to the Fund’s shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by VIA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the Subadvisory Agreement with the Subadviser would be in the best interests of the Fund and its shareholders. The Board considered all the criteria separately with respect to the Fund and its shareholders. Prior to making its final decision, the Disinterested Trustees met with their independent counsel to discuss the information provided.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:

•

the nature, extent and quality of the services to be provided by the Subadviser with respect to the international equity investments. The Trustees reviewed biographical information for the portfolio manager who would be providing services under the Subadvisory Agreement and noted his depth of experience, with over 30 years of experience;

•

the rate of the investment subadvisory fee that would be paid by VIA (and not the Fund) under the Subadvisory Agreement, and the advisory fee paid by the Fund, both of which would remain unchanged from the fees paid under the Advisory Agreement and Previous Subadvisory Agreement. The Trustees noted that the Adviser would continue to voluntarily limit total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) of the Fund to 1.50%, 2.25%, and 1.25%, on an annualized basis, for Class A, Class C, and Class I shares, respectively, although these expense limits could be terminated at any time;

•	although not identical to the strategy of the Fund, the prior performances of international equity composites of all discretionary private accounts managed

13

by the Subadviser, which outperformed their index for the 3 and 5 year periods ended December 31, 2012; and

•

the fact that there are no other tangible benefits to the Subadviser in providing investment advisory services to the Fund, other than the fee to be earned under the Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Fund could enhance the Subadviser’s reputation in the marketplace, and, therefore, would enable the Subadviser to attract additional client relationships.

In considering the profitability to the Subadviser of its relationship with the Fund, the Board noted that the fees under the Subadvisory Agreement were paid by VIA out of the advisory fees that it receives under the Advisory Agreement, and that the subadvisory fees would be paid at the same level as under the Previous Subadvisory Agreement. For these reasons, the profitability to the Subadviser of its relationship with the Fund was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Fund to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by the international equity investment team at the Subadviser.

Required Vote

Approval of the Subadvisory Agreement with the Subadviser requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the new Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Fund that are in the best interests of shareholders.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.

	Shareholder	Shares	Percent
Class A

Class C

Class I

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PORTFOLIO TRANSACTIONS

The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may participate in brokerage commissions. The Fund does not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.

Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.

PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY JULY 8, 2013 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees

Name: Kevin J. Carr Title: Secretary Virtus Opportunities Trust

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ATTACHMENT

VIRTUS OPPORTUNITIES TRUST

Virtus International Equity Fund

FORM OF SUBADVISORY AGREEMENT

July     , 2013

Euclid Advisors LLC

RE:        Subadvisory Agreement

Ladies and Gentlemen:

Virtus Opportunities Trust (the “Fund”) is an open-end investment company of the series type registered under the Investment Company Act of 1940 (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Fund are offered or may be offered in several series, including Virtus International Equity Fund (sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Euclid Advisors, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest that discrete portion of the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof.

3.

Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Fund as they apply to the Designated Series and as set forth in the Fund’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Fund’s Registration Statement, as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Trustees of the Fund (the “Trustees”), and to instructions from the Adviser. The Subadviser shall not, without the Fund’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Fund all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Fund, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B.

The Subadviser may manage other portfolios and expects that the Fund and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any Series transactions for the Designated Series with a broker or dealer that is (i) an “affiliated person” (as defined in the Act) of the Fund, the Subadviser, any subadviser to any other Series of the Fund, or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter; in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Fund or the Adviser, and applicable policies and procedures.

D.	Consistent with its fiduciary obligations to the Fund in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Fund. The Fund shall provide the Subadviser with applicable policies and procedures.

6.	Proxies.

A.	Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Fund gives the Subadviser written instructions to the contrary, the Subadviser will, in compliance with the proxy voting procedures of the Designated Series then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the Act.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Series in such manner as the Subadviser deems advisable, unless the Fund or the Adviser otherwise specifically directs in writing. With the Adviser’s approval, the Subadviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Series.

7.	Prohibited Conduct. In providing the services described in this Agreement, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Fund or any other investment company sponsored by Virtus Investment Partners, Inc. regarding transactions for the Fund in securities or other assets. The Fund shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. In addition, the Subadviser shall not, without the prior written consent of the Fund and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party.

8.	Information and Reports.

A.

The Subadviser shall keep the Fund and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Fund, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Trustees, the Subadviser shall provide the Adviser and the Trustees with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Fund and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.	Limitation of Liability. Except as otherwise stated in this Agreement, the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Designated Series as defined in the Prospectus and Statement of Additional Information , or a material breach of any laws, rules, regulations or orders applicable to the Designated Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties hereunder.

11.

Confidentiality. Subject to the duty of the Subadviser and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Fund in respect thereof. Notwithstanding the foregoing, the Fund and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the

Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Fund and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

B.	It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund or to the Adviser as agent of the Fund promptly upon request of either. The Fund acknowledges that Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

C.

It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the Act and shall provide the Fund and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Fund and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation has occurred or the code of ethics of the Fund, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. Annually, the Subadviser shall furnish to the Fund and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Fund and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

D.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Fund’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Fund’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

E.	The Subadviser will immediately notify the Fund and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Designated Series.

14.

No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Fund, a copy of which has been filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed with the Secretary of the State of Delaware and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Fund, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Trustees and the shareholders of the Series as and to the extent required by the Act, subject to any applicable orders of exemption issued by the SEC.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until . The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

17.	Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a material breach of any provision thereof by a party so notified, or otherwise upon thirty (30) days’ written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties with respect to events occurring prior to such termination. In the event that this Agreement is terminated pursuant to the immediately preceding sentence with respect to some but not all of the Designated Series, this Agreement shall remain in full force and effect in accordance with its terms with respect to each of the remaining Designated Series with respect to which it has not been terminated.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Virtus or the Fund at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, Connecticut 06103

Attn: Kevin J. Carr

Telephone: (860) 263-4791

Facsimile: (860) 241-1024

E-mail: kevin.carr@virtus.com

(b)	To Euclid Advisors, LLC at:

[Address]

Attn:

Telephone:

Facsimile:

E-mail:

21.	Certifications. The Subadviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Subadviser’s duties and responsibilities under this Agreement. Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification. The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Paragraph shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Paragraph 6 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Prospectus or SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund(s) or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Document. The Fund and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part II of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

[signature page follows]

VIRTUS OPPORTUNITIES TRUST

By:
Name: W. Patrick Bradley
Title: Vice President, Chief Financial Officer & Treasurer

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name: Francis G. Waltman
Title: Executive Vice President

ACCEPTED:

EUCLID ADVISORS, LLC

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
B. Record Keeping Requirements
C. Fee Schedule
D. Subadviser Functions
E. Form of Sub-Certification
F. Designated Series

SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied by Subadviser to The Bank of New York Mellon (the “Custodian”) and BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”) for the Fund.

The Subadviser must furnish the Custodian and the Sub-Accounting Agent with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Fund is open for business. When necessary, trade information for executed trades can be sent to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Subadviser will be responsible for reimbursement to the Fund for any loss caused by the Subadviser’s failure to comply.) The necessary information can be sent via facsimile machine or electronic delivery to the Custodian and by facsimile machine or batch files to the Sub-Accounting Agent. Information provided to the Custodian and the Sub-Accounting Agent shall include the following:

1.	Purchase or sale;
2.	Security name;
3.	CUSIP number, ISIN or Sedols (as applicable);
4.	Number of shares and sales price per share or aggregate principal amount;
5.	Executing broker;
6.	Settlement agent;
7.	Trade date;
8.	Settlement date;
9.	Aggregate commission or if a net trade;
10.	Interest purchased or sold from interest bearing security;
11.	Other fees;
12.	Net proceeds of the transaction;
13.	Exchange where trade was executed;
14.	Identified tax lot (if applicable); and
15.	Trade commission reason: best execution, soft dollar or research.

When opening accounts with brokers for, and in the name of, the Fund, the account must be a cash account. No margin accounts are to be maintained in the name of the Fund. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Fund.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Fund by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Fund,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Fund.

5.	Records as necessary under Board approved Virtus Mutual Funds policies and procedures, including without limitation those related to valuation determinations.

*	Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C

SUBADVISORY FEE

(a) For services provided to the Fund, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, at the annual rate stated below. The fee shall be prorated for any month during which this Agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of each Designated Series shall be valued as set forth in the then current registration statement of the Fund.

(b)

Name of Series	Proposed Subadvisory Fee to be Paid by VIA to Euclid
Virtus International Equity Fund	50% of the net advisory fee

For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers. In the event that the Adviser waives its entire fee and also assumes expenses of the Fund pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount. However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Fund’s code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Fund relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Trustees;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

(e)	Notice to the Trustees and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

(f)	Provide reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Fund.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser] [Name of Authorized Signer] [Title of Authorized Signer]	Date

SCHEDULE F

DESIGNATED SERIES

Virtus International Equity Fund

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2013

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus International Equity Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), revoking previous proxies, hereby appoints Kevin J. Carr, Jennifer S. Fromm and Ann Flood, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on July 9, 2013, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Vote via the Internet: https://vote.proxy-direct.com

Vote via the telephone: 1-800-337-3503

NOTE: Please sign exactly as your name(s) appear(s) on this
card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and
indicated your title. If you are a partner signing for a
partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these
instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)
, 2013
Date

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

Virtus International Equity Fund

VOTING OPTIONS READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

COMPUTER	TELEPHONE	LETTER	ATTENDANCE

VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON

LOG ON TO:	CALL 1-800-337-3503	VOTE, SIGN AND DATE	ATTEND SHAREHOLDER MEETING

https://vote.proxy- direct.com FOLLOW THE ON- SCREEN INSTRUCTIONS AVAILABLE 24 HOURS	FOLLOW THE RECORDED INSTRUCTIONS AVAILABLE 24 HOURS	THIS PROXY CARD AND RETURN IN THE POSTAGE-PAID ENVELOPE	100 PEARL STREET HARTFORD, CT ON JULY 9, 2013

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD.

The Board of Trustees recommends a vote FOR the following proposal.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

1.	To approve a Subadvisory Agreement between Virtus Investment Advisers, Inc. and Euclid Advisors LLC.

                                                         FOR [            ]             AGAINST [            ]             ABSTAIN [            ]